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                                                                   EXHIBIT 10.25

                              AMENDED AND RESTATED
                                 REVOLVING NOTE


$6,000,000                                                     December 2, 1996
                                                              Fairfax, Virginia

        FOR VALUE RECEIVED, the undersigned corporations (the Borrowers) jointly and severally hereby promise to pay to the order of CRESTAR BANK, a Virginia banking corporation (the Lender), at 8245 Boone Boulevard, Vienna, Virginia 22182-3871, or such other location as the holder hereof may in writing designate, the principal sum of SIX MILLION AND NO/00 DOLLARS ($6,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrowers under the Loan Agreement (as hereinafter defined)), in lawful money of the United States of America in immediately available funds, on demand, without counterclaim, defense or offset, and to pay interest on the unpaid principal amount hereof, at such office, in like money and funds, for the period commencing on the date each Revolving Loan is made until such Revolving Loan shall be paid in full, at the rate per annum and on the dates provided in the Loan Agreement. The Borrowers may borrow, prepay without penalty, and reborrow hereunder in accordance with the provisions of the Loan Agreement.

        The Lender is hereby authorized by the Borrowers to maintain records of the amount of each Revolving Loan made by the Lender under the Loan Agreement, the date such Revolving Loan is made, and the amount of each payment or prepayment of principal hereof received by the Lender. The Borrowers agree that the amounts so evidenced in such records, absent manifest error, shall constitute conclusive evidence of the amount owed hereunder.

        This Amended and Restated Revolving Note (as further amended, modified, supplemented, renewed or replaced from time to time, the Note) is the Note referred to in the Loan and Security Agreement (as amended, modified or supplemented from time to time, the Loan Agreement), dated as of January 9, 1991, between ANADAC, Inc., a Virginia corporation, Defense Systems Concepts, Inc., a Maryland corporation (DSC), and the Lender, as assumed by System Dynamics, Inc., a Delaware corporation, in accordance with the terms thereof, and evidences the Revolving Loans made by the Lender under the Loan Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement. This Note amends and restates in its entirety the Revolving Note, dated February 3, 1994, in the principal amount of $4,000,000, made by the Borrowers and DSC, and payable to the order of the Lender.

        Upon the occurrence and continuation of an Event of Default, the principal hereof and accrued interest hereon may be declared to be, or may become, forthwith due and payable in the
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manner, upon the conditions and with the effect provided in the Loan Agreement.

        Each Borrower, and every guarantor and endorser hereof, hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

        This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

        IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed by their duly authorized representatives as of the day and year first above written.

                                        ANADAC, INC.,
                                        a Virginia corporation


                                        By: /s/ Melinda K. Jensen
                                            ------------------------------
                                            Melinda K. Jensen
                                            Chief Financial Officer

                                        SYSTEM DYNAMICS, INC., a
                                         Delaware corporation

                                        By:    /s/ H.N. WALTHER
                                               ------------------------------
                                        Name:  H.N. WALTHER
                                               ------------------------------
                                        Title: President
                                               ------------------------------